EXHIBIT 23.1






                               CONSENT OF COUNSEL


         We herby consent to the reference to us in the Prospectus constituting part of this Pre-Effective Amendment No. 7 to the Form SB-2 Registration Statement for BioQuest International, Inc., under the caption "Experts."




                                                     /s/ CARL N, DUNCAN, ESQ.
                                                         Carl N. Duncan, Esq.


Bethesda, Maryland
September 26, 2001